Ambac Financial Group One World Trade Center, 41st Floor, New York, NY 10007 All Rights Reserved | 800-221-1854 | www.ambac.com • June 5, 2024 AMBAC STRATEGIC UPDATE ADVANCING CAPITAL-LIGHT, HIGH-GROWTH INSURANCE DISTRIBUTION PLATFORM Filed by Ambac Financial Group, Inc. pursuant to Rule 14a-12 under the Securities Exchange Act of 1934 Subject Company: Ambac Financial Group, Inc. Commission File No.: 1-10777 Date: June 5, 2024

PAGE 1 Disclaimers In this presentation, we have included statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “project,” “plan,” “believe,” “anticipate,” “intend,” “planned,” “potential” and similar expressions, or future or conditional verbs such as “will,” “should,” “would,” “could,” and “may,” or the negative of those expressions or verbs, identify forward-looking statements. We caution readers that these statements are not guarantees of future performance. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, which may by their nature be inherently uncertain and some of which may be outside our control. These statements may relate to plans and objectives with respect to the future, among other things which may change. We are alerting you to the possibility that our actual results may differ, possibly materially, from the expected objectives or anticipated results that may be suggested, expressed or implied by these forward-looking statements. Important factors that could cause our results to differ, possibly materially, from those indicated in the forward-looking statements include, among others, those discussed under “Risk Factors” . Any or all of management’s forward-looking statements here or in other publications may turn out to be incorrect and are based on management’s current belief or opinions. Ambac Financial Group’s (“AFG”) and its subsidiaries’ (collectively, “Ambac” or the “Company”) actual results may vary materially, and there are no guarantees about the performance of Ambac’s securities. Among events, risks, uncertainties or factors that could cause actual results to differ materially are: (1) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the share purchase agreement by and among AFG, Cirrata V LLC (the “Purchaser”) and certain sellers set forth therein; (2) the outcome of any legal proceedings that may be instituted against the parties to the transaction; (3) the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) or to satisfy any of the other conditions to the transaction on a timely basis or at all; (4) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (5) diversion of management’s attention from ongoing business operations and opportunities; (6) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; (7) the ability of the parties to consummate the transaction and the timing of the transaction; (8) the high degree of volatility in the price of AFG’s common stock; (9) uncertainty concerning the Company’s ability to achieve value for holders of its securities, whether from Ambac Assurance Corporation (“AAC”) and its subsidiaries or from the specialty property and casualty insurance business, the insurance distribution business, or related businesses; (10) inadequacy of reserves established for losses and loss expenses and the possibility that changes in loss reserves may result in further volatility of earnings or financial results; (11) potential for rehabilitation proceedings or other regulatory intervention or restrictions against AAC; (12) credit risk throughout Ambac’s business, including but not limited to credit risk related to insured residential mortgage-backed securities, student loan and other asset securitizations, public finance obligations (including risks associated with Chapter 9 and other restructuring proceedings), issuers of securities in our investment portfolios, and exposures to reinsurers; (13) our inability to effectively reduce insured financial guarantee exposures or achieve recoveries or investment objectives; (14) our inability to generate the significant amount of cash needed to service our debt and financial obligations, and our inability to refinance our indebtedness; (15) Ambac’s substantial indebtedness could adversely affect its financial condition and operating flexibility; (16) Ambac may not be able to obtain financing or raise capital on acceptable terms or at all due to its substantial indebtedness and financial condition; (17) greater than expected underwriting losses in the Company’s specialty property and casualty insurance business; (18) failure of specialty insurance program partners to properly market, underwrite or administer policies; (19) inability to obtain reinsurance coverage on expected terms; (20) loss of key relationships for production of business in specialty property and casualty and insurance distribution businesses or the inability to secure such additional relationships to produce expected results; (21) the impact of catastrophic public health, environmental or natural events, or global or regional conflicts, on significant portions of our insured portfolio; (22) credit risks related to large single risks, risk concentrations and correlated risks; (23) risks associated with adverse selection as Ambac’s financial guarantee insurance portfolio runs off; (24) the risk that Ambac’s risk management policies and practices do not anticipate certain risks and/or the magnitude of potential for loss; (25) restrictive covenants in agreements and instruments that impair Ambac’s ability to pursue or achieve its business strategies; (26) adverse effects on operating results or the Company’s financial position resulting from measures taken to reduce financial guarantee risks in its insured portfolio; (27) disagreements or disputes with Ambac's insurance regulators; (28) loss of control rights in transactions for which we provide financial guarantee insurance; (29) inability to realize expected recoveries of financial guarantee losses; (30) risks attendant to the change in composition of securities in Ambac’s investment portfolio; (31) adverse impacts from changes in prevailing interest rates; (32) events or circumstances that result in the impairment of our intangible assets and/or goodwill that was recorded in connection with Ambac’s acquisitions; (33) risks associated with the discontinuance of the London Inter-Bank Offered Rate; (34) factors that may negatively influence the amount of installment premiums paid to Ambac; (35) the risk of litigation and regulatory inquiries or investigations, and the risk of adverse outcomes in connection therewith; (36) the Company’s ability to adapt to the rapid pace of regulatory change; (37) actions of stakeholders whose interests are not aligned with broader interests of Ambac's stockholders; (38) system security risks, data protection breaches and cyber attacks; (continued onto next slide) Forward Looking Statements

PAGE 2 Disclaimers (continued) (39) regulatory oversight of Ambac Assurance UK Limited (“Ambac UK”) and applicable regulatory restrictions may adversely affect our ability to realize value from Ambac UK or the amount of value we ultimately realize; (40) failures in services or products provided by third parties; (41) political developments that disrupt the economies where the Company has insured exposures; (42) our inability to attract and retain qualified executives, senior managers and other employees, or the loss of such personnel; (43) fluctuations in foreign currency exchange rates; (44) failure to realize our business expansion plans or failure of such plans to create value; (45) greater competition for our specialty property and casualty insurance business and/or our insurance distribution business; (46) loss or lowering of the AM Best rating for our property and casualty insurance company subsidiaries; (47) disintermediation within the insurance industry or greater competition from technology-based insurance solutions; (48) changes in law or in the functioning of the healthcare market that impair the business model of our accident and health managing general underwriter; and (49) other risks and uncertainties that have not been identified at this time. Presentation of Financial Information Financial amounts for Beat Capital Partners presented in this investor presentation have been converted from British pounds to U.S. Dollars. Financial information identified in this offering circular as “combined” is the arithmetic sum of the historical results for Cirrata Group and Beat Capital Partners and does not give effect to the acquisition, nor does it reflect certain other adjustments that would be required for pro forma financial information prepared in accordance with Regulation S-X. Some financial information in this offering circular has been rounded and, as a result, the figures shown as totals in this offering circular may vary slightly from the exact arithmetic aggregation of the figures that precede them. Estimated financial information for 2024 and 2025 is based on management’s estimates and projections and is preliminary, unaudited and subject to completion. This information reflects management’s current views and may change as a result of actual results and other factors, including a wide variety of significant business, economic and competitive risks and uncertainties. Such preliminary financial information is subject to performance of Cirrata Group’s and Beat Capital Partner’s business during the remainder of the year. Any such changes could be material. For these or other reasons, the financial estimates may not ultimately be indicative of the Company’s results for full year 2024 and is not a guarantee of future performance or outcomes and actual results may differ materially from those described above. We assume no obligation to update any forward-looking statement as a result of new information, future events or other factors. Non-GAAP Financial Data In addition to reporting the Company’s quarterly financial results in accordance with GAAP, the Company is reporting non-GAAP financial measures: EBITDA and EBITDA Margin. These amounts are derived from our consolidated financial information, but are not presented in our consolidated financial statements prepared in accordance with GAAP. We present non-GAAP supplemental financial information because we believe such information is of interest to the investment community, and that it provides greater transparency and enhanced visibility into the underlying drivers and performance of our businesses on a basis that may not be otherwise apparent on a GAAP basis. We view these non-GAAP financial measures as important indicators when assessing and evaluating our performance on a segmented and consolidated basis and they are presented to improve the comparability of our results between periods by eliminating the impact of the items that may not be representative of our core operating performance. These non-GAAP financial measures are not substitutes for the Company’s GAAP reporting, should not be viewed in isolation and may differ from similar reporting provided by other companies, which may define non-GAAP measures differently. These non-GAAP financial measures are also presented on a forward-looking basis. Ambac does not provide a reconciliation of non-GAAP measures on a forward-looking basis where we believes such reconciliation would imply a degree of precision and certainty that could be confusing to investors and is unable to reasonably predict certain items included in/excluded from the GAAP financial measures without unreasonable efforts. Where to Find Additional Information This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed sale of AAC to Oaktree by Ambac (the “proposed transaction”). In connection with the proposed transaction, Ambac intends to file a proxy statement with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of Ambac. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement (when available) and other documents filed by Ambac with the SEC at http://www.sec.gov. Free copies of the proxy statement, once available, and Ambac’s other filings with the SEC may also be obtained from the Company. Free copies of documents filed with the SEC by Ambac will be made available free of charge on the Company’s investor relations website at https://ambac.com/investor-relations/investor-overview/default.aspx. Participants in the Solicitation Ambac and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Ambac is set forth in its definitive proxy statement, which Ambac filed with the SEC on April 26, 2024. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement and other relevant materials regarding the proposed transaction when they become available.

PAGE 3 Claude LeBlanc President and Chief Executive Officer of Ambac David Trick EVP, Chief Financial Officer and Treasurer of Ambac John Cavanagh Co-Founder and Chairman of Beat Paul Rayner Managing Partner of Beat Key Presenters Tim Shelley Partner of Beat Naveen Anand President of Cirrata Group

PAGE 4 What We’re Announcing The sale of AAC & AUK provides for the crystallization of value from our Legacy Run-off business The acquisition of Beat aligns with our vision of being the premier destination for MGAs for $282M Acquiring a (60%) controlling interest in for $420M + warrants Divesting the Legacy Financial Guarantee business via a (100%) sale to &

SALE OF LEGACY FINANCIAL GUARANTEE BUSINESS AMBAC HAS SIGNED A DEFINITIVE AGREEMENT TO SELL 100% OWNERSHIP IN AMBAC ASSURANCE CORPORATION AND AMBAC UK (“AAC”), TO FUNDS MANAGED BY OAKTREE CAPITAL MANAGEMENT, L.P. (“OAKTREE”)

PAGE 6 Strategic Rationale for the Sale of the Legacy Financial Guarantee Business Highest return on a time & risk adjusted basis Maximizes long-term value creation potential Reduces earnings volatility and uncertainty Cements Ambac as a pure-play Specialty P&C company Simplifies & clarifies Ambac’s go-forward strategy

PAGE 7 Key Transaction Details Overview Financial Impact Use of Proceeds 100% cash consideration + 9.9% equity warrants priced at $18.50 Selling 100% of LFG business to Oaktree Estimated closing 4Q24 $420M sale price with potential upward performance adjustments Pro-forma Book Value $857M Everspan capacity expansion to support new growth opportunities Cirrata M&A opportunities Capital for Cirrata Group put/call obligations $983 million of surplus note debt eliminated] $19 billion reduction of insured net par outstanding AFG preserves $1.3 billion of NOLs

PAGE 8 Pro-forma Financial Impact1 of AAC Sale (in millions) 1Q24 Actual 1Q24 Pro-Forma Total assets $8,429 $1,396 Loss and loss adjustment expense reserves $851 $237 Long-term debt $999 $0.0 Insured net par outstanding “NPO” $19,031 $0.0 Book value $1,365 $857 1. Excludes any impact related to the acquisition of Beat Capital Ambac’s balance sheet materially de-risked post AAC sale in a shift to a capital-light business

PAGE 9 Ambac Redefined • Sale of LFG should reduce Ambac’s earnings volatility • Simplifies and improves financial transparency Improved Financial Certainty • Facilitates scale and diversity of Ambac’s Specialty P&C business • Advances Ambac’s position as a Premier Destination for MGAs Premier Destination for MGAs/Programs • Sale clarifies and crystallizes the value of the LFG business • Creates a pathway to consolidated Ambac profitability Compelling Value Narrative • Strategic revenue and expense synergies across the platform • Creates a Specialty P&C Business with global reach Strategic Synergies & Cultural Fit

PAGE 10 NYSE: AMBC 1. Based on management expectations and subject to change 2. Book Value represents Ambac’s Stockholders’ interest in Everspan as of 03/31/24 3. British Pounds to US Dollar at $1.27 4. Includes an estimate of US GAAP for Beat Capital Partners Ambac Financial Group – Future State Insurance Distribution $150M Revenue1,3,4 in 2024E $40M of EBITDA1,3,4 Program Insurer $400M of GPW1 in ’24E $122M of Book Value2

AMBAC ACQUIRING BEAT CAPITAL PARTNERS AMBAC HAS SIGNED A DEFINITIVE AGREEMENT TO ACQUIRE A 60% STAKE IN BEAT CAPITAL PARTNERS (“BEAT”), A LONDON-BASED UNDERWRITING FRANCHISE AND MANAGING GENERAL AGENCY (MGA) PLATFORM

Ambac Acquiring Beat Capital

Ambac Financial Group ("AFG") to acquire a controlling interest in Beat Capital Partners ("Beat") from Bain Capital and Beat Management cirrata

Insurance Distribution
$68M Revenue in '24E[2]
$13M of EBITDA[2]

+

Beat Capital Partners

A Leading London-Based Underwriting & MGA Platform
$90M Revenue[1,2,3] in '24E
$27M of EBITDA[1,2,3]

Combining Cirrata & Beat Capital Creates 2024E Combined[2]

- **~$1** billion of GWP
- **~$150** million of revenue
- **~25%** EBITDA margins

Adds scale, diversification and capabilities to Ambac's insurance distribution platform (Cirrata)

1. British Pounds to US Dollar at $1.27
2. Represents management estimates which are subject to change
3. Estimated US GAAP equivalent

PAGE 12

Ambac

PAGE 13 Transaction Summary Terms Financing Estimated closing 3Q24 Acquiring 60% of Beat a premier underwriting platform for $282M Beat Management & Bain Capital each retaining 20% ownership in Beat Funded with a mix of cash, committed financing, and up to $40M of AFG common stock to Bain Capital and Beat Management Multi-year put/call structure aligns for a long-term partnership Transaction values Beat at ~$470M

Beat Capital Partners Business Overview

Beat Capital Partners

$534M[1] & $733M[1,2] GWP in 2023A & 2024E	~$90M[1,2] Revenue 2024E
FY21 – FY23 GWP CAGR ~20%	'23 EBITDA[3] Margin ~27%
A Leading UK MGA Based on 2022 Revenue	Highly regarded and experienced management team
Management of Lloyd's Syndicate & Bermuda Reinsurer	11 franchises writing 22 lines of business

- Established in 2017
- Backs leading specialty underwriters to establish their own underwriting franchises
- Pursues a partnership model with underwriting management holding a material interest in their franchise
- Provides a full range of shared services
- Operates 11 underwriting franchises across 22 lines of specialty business in the UK, US and Bermuda
- Proven leadership team to remain invested in the platform

Beat is a rapidly expanding & profitable international underwriting & MGA platform

1. British Pounds to US Dollar at 1.25 (2023) and 1.27 (2024)
2. Represents management estimates which are subject to change
3. Based on Estimated US GAAP financials

PAGE 14

Ambac

Connecting Risk to Capital

Beat Capital Partners

Oversight	Underwriting Management	Access to Capital
Underwriting Franchises	**Managed Portfolios**	**Long-term Capital Partners Including:**
London / Bermuda: Munitus Insurance, Brace, Horace, Chord Re, Tegron Specialty, alcor, Satinwood, Convergence, RedRiff	LLOYD'S: Syndicates 4242 & 1416	• Global (Re)insurers • ILS Managers • HNW Investors • Private Equity • Pension Funds
USA: Magnolia Grove, Brace	CADENZA RE	~80% of capacity for 2023 provided by partners that participate on a "whole account" or "multi-class" basis
	Strategic Capital Partners Third-party carriers	

1. BCPL owns majority stakes in individual MGA franchises
2. Capacity providers can back Beat MGA units via Lloyd's, Bermuda or directly
3. Beat benefits from backing from a broad spectrum of long-term capital partners (inc. Beat Shareholders)

Management of Lloyd's Syndicates & Cadenza Re increases capital access

PAGE 15

Ambac

Leading Management to Fuel Growth



John Cavanagh
Co-Founder & Chairman — 40+

- 40+ years in the global insurance market
- Retired as Global CEO of Willis Re in 2017
- Prior to joining Willis in 2009, John was at international specialty reinsurance broker RK Carvill for 21 years



Paul Rayner
Managing Partner — 25+

- 25+ years in the global insurance market
- Managing Partner having previously served as CFO upon joining Beat in 2018
- Previously a Managing Director at GC Securities



Shradha Rughani
Partner, Group COO,
CEO Beat Capital Americas — 15+

- 15+ years in the global insurance market
- Joined Beat as the company's first employee from Ariel Re
- Previously at Goldman Sachs



Ian Harman
Partner, Group CFO — 15+

- 15+ years in the global insurance market
- Previously an Executive at a Lloyd's Managing Agent and Senior Manager at PwC



Tom Milligan
Co-Founder & Partner — 30+

- 30+ years in the global insurance market
- From 2005, led Goldman Sachs' non-life insurance principal interests (Securities Division)
- Prior to this, Tom worked in various insurance roles in London and Bermuda



Tim Shelley
Partner — 25+

- 25+ years in the global insurance market
- Joined Beat in 2020, to enhance Beat's underwriting innovation and oversight
- Previously worked at Ariel Re, Goldman Sachs and Aon



Nicola Burke
Partner, Reinsurance & UW Capital — 12+

- 12+ years in the global insurance market
- Previously a Divisional Director of the Corporate Solutions team at Willis Re

[·] Years of experience

Strong Culture Across the Business

Performance Focused

- Strong reputation allows Beat to attract market leading talent
- Culture focused on underwriting excellence
- Strong focus on cultivating internal talent

Incentivized for Success

- Alignment via substantial employee equity ownership

160+
Combined Years of Senior Management Experience

Beat's founder-led team combines deep industry knowledge & experience with an entrepreneurial mind-set

PAGE 16

Ambac

PAGE 17 Strategic Rationale for Beat Acquisition Scales and diversifies Cirrata into a leading MGA platform Accelerates our 3-year goal of +$100M of EBITDA Beat platform and leadership team are an MGA growth engine Strong strategic and cultural alignment Opportunity for operational and business synergies

Ambac's Cirrata + Beat Capital Overview

cirrata

- Cirrata and Beat both employ a partnership model to align interests
- Cirrata and Beat offer the potential for revenue, capital, and expense synergies
- Cirrata is focused on building a portfolio of specialty distribution and underwriting businesses, targeting specialty MGAs/MGUs
- Cirrata and Beat offer top-tier underwriting & management teams the tools, resources and investment needed to grow, achieve superior returns and create long-term value

2023A[1]	2024E[1]	2024E Combined[2,3,4]
$231M Premium	+$300M Premium	~$1B Premium
$52M Revenue	+$68M Revenue	+$158M Revenue
22% EBITDA Margin	Low-20s EBITDA Margin	High-20s EBITDA Margin

1. Cirrata only
2. Combined is the consolidation of 2024 full year estimates for Cirrata and Beat Capital
3. British Pounds to US Dollar at $1.27
4. Beat management provided estimate of US GAAP equivalent results

PAGE 18

Ambac

PAGE 19 16% 14% 11% 9% 7% 6% 5% 5% 5% 4% 3% 4%2%1% Niche Specialty Risks Small Property Large Property Specialty Reinsurance Employee stop loss Specialty commercial auto Limited & Short-term medical Professional E&O Energy Credit Environmental Insurance Other Professional D&O Marine Professional liability Beat Portfolio (2024E1 GWP of ~$733M) + Cirrata Portfolio (2024E1 GWP of ~$300M) 21% 18% 15% 11% 7% 7% 6% 6% 5% 4% Niche Specialty Risks Small Property Large Property Specialty Reinsurance Professional E&O Energy Credit Environmental Insurance Professional D&O Other 33% 24% 27% 8% 5% 3% Employee stop loss Limited & Short-term medical Specialty commercial auto Marine Professional liability Other Beat by Risk Type Cirrata by Risk Type2 Cirrata + Beat by Risk Type 1. Based on respective management’s estimates and subject to change 2. Based on 2023A business mix Cirrata + Beat = Well Diversified Portfolio with Attractive Margins U.S. E&S Market Focus

PAGE 20 $16 Cirrata '25E Combined '25E $58 $359 Cirrata '25E Combined '25E Premium Production1 (in millions, unless otherwise noted) EBITDA (in millions) $80 Cirrata '25E Combined '25E $196 $13 Cirrata '25E Combined '25E $31 EBITDA (AFG’s Interest) (in millions) Revenue (in millions) 1. Based on management forecasts that are subject to change 2. British Pounds converted to US Dollar at $1.27 3. Represents full year, 60% interest in Beat Capital Partners A Compelling Long-term Opportunity for Cirrata Growing Cirrata EBITDA margins to mid-to-high 20s and generating a mid-teen ROIC 1 1,2,3 1 1,2,3 1 1 1,2,3 1,2,3 $1.3B

PAGE 21 MGA Programs2Premium Production1 (in millions, unless otherwise noted) 2023 P&C EBITDA 3YR EBITDA Goal3 $12 MILLION4 +$100 MILLION 1. Premium production includes Gross Premiums Written at Everspan and Premiums Placed at Cirrata 2. MGA Programs count includes owned MGAs at Cirrata and Everspan’s MGA programs 3. Target Goals and estimates as of March 2024 are subject to change 4. See slide 24 for reconciliation of non-GAAP measure Beat Significantly Advances Ambac’s 3YR P&C Goal $130 $282 $504 $700 $700 2021 2022 2023 2024E 2024E Combined 3YR Goal +$1.5B 10 17 27 30 30 2021 2022 2023 2024E 2024E Combined 3YR Goal +50 3 33 333

PAGE 22 Advances insurance underwriting and distribution strategy and improves margin profile Strengthens Position as a Leading Global MGA Platform Creates global specialty MGA platform, expanding access to capital Provides immediate scale and diversification to the Cirrata platform while supporting future growth Aligns interests between Ambac and Beat Capital shareholders through ownership structure Presents clear path to achieving Ambac’s long-term goals with the benefit of revenue, expense and capital synergies Investment in Beat expected to generate mid-teen returns on invested capital over time Positions specialty insurance platform to deliver significant, incremental value for Ambac’s shareholders

Q&A

Reconciliation of Non-GAAP Earnings Measures by Reporting Segment (2023)

Year Ended December 31, 2023

($ in millions)	LFG	SPC	ID	CORP	CONS
Gross premiums written	$ 14.8	$ 273.3			$ 288.1
Net premiums written	(35.5)	79.8			44.4
Net premiums placed			$ 230.6		230.6
Revenues:					
Net premiums earned	26.0	51.9			78.0
Commission income			51.3		51.3
Program fees		8.4			8.4
Net investment income	127.0	3.8	0.1	$ 9.3	140.1
Net investment gains (losses), including impairments	(22.5)	—		0.1	(22.5)
Net gains (losses) on derivative contracts	(0.7)			(0.3)	(1.0)
Other income	14.5	—	0.2	—	14.7
Total revenues and other income	**$ 144.3**	**$ 64.1**	**$ 51.5**	**$ 9.1**	**$ 269.1**

($ in millions)	LFG	SPC	ID	CORP	CONS
Expenses:					
Losses and loss adjustment expenses	$ (69.3)	$ 36.7			$ (32.6)
Amortization of deferred acquisition costs, net	—	10.6			10.6
General and administrative expenses [1]	106.3	16.5	$ 10.6	$ 21.3	154.6
Commission expense			29.5		29.5
Total expenses included for EBITDA	**37.0**	**63.7**	**40.1**	**21.3**	**162.1**
EBITDA [2]	**107.3**	**0.4**	**11.5**	**(12.2)**	**107.0**
Less: Interest expense	64.0				64.0
Less: Depreciation expense [1]	1.3	—	—	0.3	1.7
Less: Intangible amortization	24.7		4.2		28.9
Pretax income (loss)	**17.2**	**0.4**	**7.3**	**(12.5)**	**12.4**
Provision (benefit) for income taxes	8.4	—	0.2	(1.2)	7.4
Less: net (gain) loss attributable to noncontrolling interest		—	(1.3)		(1.3)
Plus: gain on purchase of auction market preferred shares	—				—
Net income (loss) attributable to common stockholders	**$ 8.8**	**$ 0.3**	**$ 5.8**	**$ (11.3)**	**$ 3.6**

LFG = Legacy Financial Guarantee Insurance, SPC = Specialty Property & Casualty Insurance, ID = Insurance Distribution, CORP = Corporate & Other and CONS = Consolidated

1. The Consolidated Statements of Comprehensive Income presents the sum of these items as General and Administrative Expenses.
2. EBITDA is prior to the impact of noncontrolling interests and relates to subsidiaries where Ambac does not own 100% in the amount of $2.1 for the year ended December 31, 2023. Noncontrolling interests are primarily in the Insurance Distribution segment.

PAGE 24

Ambac

PAGE 25 About Ambac Ambac Financial Group, Inc. (“Ambac” or “AFG”) is a financial services holding company headquartered in New York City. Ambac’s core business is a growing specialty P&C distribution and underwriting platform. Ambac also has a legacy financial guaranty business in run off. Ambac’s common stock trades on the New York Stock Exchange under the symbol “AMBC”. Ambac is committed to providing timely and accurate information to the investing public, consistent with our legal and regulatory obligations. To that end, we use our website to convey information about our businesses, including the anticipated release of quarterly financial results, quarterly financial, statistical and business- related information. For more information, please go to www.ambac.com. The Amended and Restated Certificate of Incorporation of Ambac contains substantial restrictions on the ability to transfer Ambac’s common stock. Subject to limited exceptions, any attempted transfer of common stock shall be prohibited and void to the extent that, as a result of such transfer (or any series of transfers of which such transfer is a part), any person or group of persons shall become a holder of 5% or more of Ambac’s common stock or a holder of 5% or more of Ambac’s common stock increases its ownership interest. Contact Charles J. Sebaski 212.208.3177 IR@ambac.com HEAD OF INVESTOR RELATIONS Kate Smith DIRECTOR OF COMMUNICATIONS 212.208.3452 Ksmith@ambac.com